Exhibit 10.12

PLEDGE AND SECURITY AGREEMENT
THIS PLEDGE AND SECURITY AGREEMENT (this “Agreement”) is made as of September 1, 2011 by KBS ACQUISITION SUB-OWNER 1, LLC (“Pledgor”), in favor of GOLDMAN SACHS COMMERCIAL MORTGAGE CAPITAL, L.P., a Delaware limited partnership (“GSCMC”), CITICORP NORTH AMERICA, INC., a New York corporation (“Citigroup”), and KBS ACQUISITION SUB, LLC, a Delware limited liability company (“KBS Lender”, and together with GSCMC, Citigroup and their respective successors and assigns, collectively, “Lender”).
RECITALS
WHEREAS, Lender and Borrower (as such term is defined in the Loan Agreement) are parties to that certain Loan Agreement, dated as of April 1, 2008, as amended by that certain Amendment to Loan Agreement, dated as of August 22, 2008, as further amended by that certain Second Amendment to Loan Agreement, dated as of March 9, 2010, as further amended by that certain extension agreement, dated March 13, 2011, as further amended by that certain extension agreement, dated April 15, 2011, as further amended by that certain extension agreement, dated April 29, 2011, and as further amended by that certain Third Amendment to Loan Agreement (the “Third Amendment”), dated as of the date hereof (collectively, the “Loan Agreement”), pursuant to which Lender made a loan (the “Loan”) to Borrower in the original principal amount of $250,000,000 (the “Loan Amount”)
WHEREAS, each of the entities identified as a “LLC Pledged Entity” (collectively, “LLC Pledged Entities”), each of the entities identified as an “LP Pledged Entity” (collectively, “LP Pledged Entities”) and each of the entities identified as a “GP Pledged Entity” (collectively, “GP Pledged Entities”, and together with the LLC Pledged Entities and the LP Pledged Entities, the “Pledged Entities”) on Schedule 1 hereto are the direct or indirect owners of certain real property (collectively, the “Property”) more particularly described in the Loan Agreement (as defined below);
WHEREAS, Pledgor owns (i) the issued and outstanding direct limited liability company interests of each of the LLC Pledged Entities in the percentages set forth on Schedule 1, (ii) the issued and outstanding limited liability company interests in each of the GP Pledged Entities in the percentages set forth on Schedule 1, (iii) the limited partnership interests in each of the LP Pledged Entities in the percentages set forth on Schedule 1 (the foregoing limited liability company interests and limited partnership interests, collectively, the “Equity Interests”);
WHEREAS, the Equity Interests are issued pursuant to those certain organizational documents that will be delivered to Lender within one hundred and twenty (120) days from the date hereof (collectively, the “Formation Agreements”);
WHEREAS, Pledgor (together with certain other Persons, collectively, “Borrower”) has executed and delivered to Lender, among other things, a Limited Guaranty, dated as of the date hereof (as amended, restated, replaced, supplemented, or otherwise modified

MORTGAGE PLEDGE AGREEMENT

from time to time, the “Guaranty”), guaranteeing the payment of certain obligations of Borrowers under the Loan Agreement and the Loan Documents (as such term is defined in the Loan Agreement);
WHEREAS, Lender requires as a condition to entering into the Third Amendment that Pledgor secure its obligations under the Guaranty by delivering this Agreement
WHEREAS, to induce Lender to enter into the Third Amendment and extend the Loan, Pledgor desires to pledge the Equity Interests to secure Pledgor’s obligations under the Guaranty;
NOW, THEREFORE, for Ten Dollars ($10.00) and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.     Capitalized Terms. All capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement and, for the purposes of this Agreement, the following capitalized terms shall have the following meanings:

“Article 8 Matter” means any action, decision, determination or election by any Pledged Entity or its member(s), shareholders or partners, as applicable, that its membership interests, partnership interests, stock or other equity interests, as applicable, be, or cease to be, a “security” as defined in and governed by Article 8 of the Uniform Commercial Code.
“Bankruptcy Code” means Title 11 of the United States Code, as amended, modified, succeeded or replaced, from time to time.
“Distributions” means all distributions (whether in cash or in kind) and all interest in respect of, and all proceeds of, any instrument or interest constituting part of the Pledged Collateral, of whatever kind or description, real or personal, whether in the ordinary course or in partial or total liquidation or dissolution, or any recapitalization, reclassification of capital, or reorganization or reduction of capital, or otherwise.
“Equity Interests” has the meaning set forth in the recitals hereto.
“Event of Default” shall have the meaning ascribed thereto in the Loan Agreement.
“Formation Agreements” has the meaning set forth in the recitals hereto.
“General Intangibles” shall have the meaning ascribed thereto in Article 9 of the UCC.
“No-Action Letters” means various No‑Action Letters issued by the SEC staff as described in Section 13(b) below.

“Obligations” means Pledgor’s obligations set forth in the Guaranty to pay the sums due thereunder, and to perform and observe all of the terms, covenants and provisions of the Guaranty.
“Pledged Collateral” means all of Pledgors’ right, title and interest, whether now owned or hereafter acquired, in, under and to (i) the Formation Agreements and the Equity Interests, including, without limitation, Pledgor’s share of the profits, losses and capital of any Pledged Entity, and all Voting Rights, claims, powers, privileges, benefits, options or rights of any nature whatsoever which currently exist or may be issued or granted by any Pledged Entity to Pledgor, and all instruments, whether heretofore or hereafter acquired, evidencing such rights and interests, (ii) all Distributions, (iii) all General Intangibles relating to the foregoing, (iv) the proceeds (including claims against third parties), products and accessions of the foregoing, (v) all replacements and substitutions of the foregoing, (vi) all books and records (including computerized records, software and disks) relating to any of the foregoing, (vii) all other rights appurtenant to the property described in foregoing clauses (i) through (vi), and (viii) any stock certificates, share certificates, limited liability company certificates, partnership certificates or other certificates or instruments evidencing the foregoing.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as it may be amended from time to time.
“Security Interest” shall have the meaning ascribed thereto in Section 2 hereof.
“Securities Laws” means the Securities Act and applicable state securities laws.
“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.
“Voting Rights” means all of Pledgors’ rights under the Formation Agreements to vote and give approvals, consents, decisions and directions and exercise any other similar right with respect to the Pledged Collateral.
2.     Pledge. As security for the Obligations, each Pledgor hereby grants, pledges, hypothecates, transfers and assigns to Lender a first priority, continuing security interest in and lien on the Pledged Collateral and in all proceeds thereof (the “Security Interest”) as collateral security for the prompt and complete repayment and performance when due (whether at the stated maturity or otherwise) of the Obligations. The first priority security interest of Lender in any of the Pledged Collateral that is not represented by a certificate, if any, shall be perfected by the filing of a financing statement or statements as hereinafter provided.
3.     Distributions. Except as explicitly set forth in Section 3.2(b)(iii) of the Loan Agreement or elsewhere in the Loan Agreement, Pledgor shall not have the right to receive Distributions in respect of the Pledged Collateral. Each Pledgor hereby irrevocably authorizes and directs its respective Pledged Entities to distribute, transfer, pay and deliver directly to Lender, and not to Pledgor, in accordance with that certain Consent of Issuer attached hereto as Exhibit A and made a part hereof (the “Consent”), any and all Distributions at such time and in such manner as such Distributions would otherwise be distributed, transferred, paid and delivered to any Pledgor, for application in accordance with the Loan Agreement. If any Pledgor receives any Distributions, such Pledgor shall accept the same as Lender’s agent and hold the same in trust on behalf of and for the benefit of Lender and shall promptly deliver the same forthwith to Lender for application in accordance with the Loan Agreement, together with appropriate forms of assignment, UCC financing statements, and other appropriate instruments, if necessary, indicating the Security Interests of Lender in and to such Distribution. Each Pledgor authorizes and directs Lender to apply any Distributions received by Lender in the manner described in the Loan Agreement and the other Loan Documents and upon receipt of such Distributions, Lender shall apply same in accordance therewith.
4.     Voting Rights.
(a)     Pledgor hereby collaterally assigns the Voting Rights to Lender, subject to the terms and provisions of this Agreement, the Formation Agreements and the other Loan Documents. Lender shall hold the Voting Rights so assigned to it pursuant to the terms of this Agreement.
(b)    Except during the continuance of an Event of Default, Pledgor may exercise the Voting Rights, provided that Pledgor shall not exercise the Voting Rights in a manner which would be inconsistent with or result in a violation of any provision of this Agreement, the Loan Agreement or any other Loan Document. Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise the Voting Rights shall cease and Lender shall have the right to exercise, in person or by its nominees or proxies, all Voting Rights assigned to it hereunder and Lender shall exercise such Voting Rights assigned to it hereunder in such manner as Lender in its sole discretion shall deem to be in Lender’s best interests (subject to the terms of this Agreement and the other Loan Documents). Upon the occurrence and during the continuance of an Event of Default, Pledgor shall effect the directions of Lender in connection with any such exercise in accordance with this Agreement.
(c)    In connection with Lender’s exercise of the Voting Rights, Pledgor shall cause each Pledged Entity to rely on a notice from Lender stating that an Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document, in which event no further direction from Pledgor shall be required to effect the assignment of Voting Rights hereunder from Pledgor to Lender, and the applicable Pledged Entities shall immediately permit Lender to exercise all of the Voting Rights in respect of the business and affairs of such Pledged Entities. If the applicable Event of Default is no longer continuing or has been waived by Lender, Pledgor shall again automatically have all of the rights to exercise the Voting Rights and Lender shall so notify the applicable Pledged Entities.
(d)     Pledgor acknowledges that, except for this Agreement and the other Loan Documents, it has not entered into, and it is not bound by the terms of, any agreement or understanding, whether oral or written, with respect to the purchase, sale, transfer or voting of any Voting Rights.
5.     Termination of Agreement. Immediately upon payment in full and discharge of all of Borrower’s obligations in accordance with the terms of the Loan Agreement and the other Loan Documents, this Agreement shall immediately cease, terminate and be of no further force or effect. Thereafter, upon the request of Pledgor and at Pledgor’s sole cost and expense, Lender shall deliver to Pledgor, without any representations, warranties or recourse of any kind whatsoever, such of the Pledged Collateral (including any certificate or certificates evidencing the Equity Interests, if any, along with the partnership, membership or stock powers, as applicable, endorsed in blank, if any) as then may be held or controlled by Lender hereunder, and execute and deliver to Pledgor such documents as Pledgor may reasonably request to evidence such termination, including, without limitation, UCC termination statements. Any Pledged Collateral released from the lien of this Agreement in accordance with the provisions of the Loan Agreement, the other Loan Documents or pursuant to this Section 5 shall, effective upon such release, no longer be deemed “Pledged Collateral” for any purpose under this Agreement or the other Loan Documents. Lender agrees, at the request and sole cost and expense of Pledgor, to notify any Pledged Entity and any other third party reasonably requested by Pledgor of such termination; provided that, if Borrower’s obligations under the Loan Agreement are paid off and discharged in their entirety by a third party, at Pledgor’s request and at its sole cost and expense, Lender shall assign the Note, this Agreement and any other Loan Documents (to the extent requested by Pledgor) to such third party, without recourse, representation or warranty.
6.     Liability. The trustees, officers, directors, employees and agents of Lender shall have no personal liability under this Agreement and any obligation of Lender under this Agreement to any Pledgor or any Pledged Entity shall be satisfied solely from the assets of Lender.
7.     Rights of Lender.
(a)     Lender shall not be liable for failure to collect or realize upon the Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing nor be under any obligation to take any action whatsoever with regard thereto. Any part or all of the Pledged Collateral held by Collateral Agent for the benefit of Lender may, without notice, but only during the continuance of an Event of Default, be transferred into the name of Lender or its nominee and Lender or its nominee may thereafter without notice, exercise all Voting Rights and other rights in respect of the Pledged Collateral, including the exercise of any and all rights of conversion, exchange, subscription or any other rights, privileges or options in respect of the Pledged Collateral, as if it were the absolute owner thereof, all without liability except to account for property actually received by Lender or its nominee; provided, however, that Lender or its nominee shall have no duty to exercise any of the foregoing actions, or any liability for failure to do so or delay in so doing.
(b)     Lender shall not be liable for the consequence of any Voting Rights cast or given by Lender in accordance with this Agreement, except for any such liability resulting solely from Lender’s gross negligence, bad faith or willful misconduct.

(c)    Except as otherwise expressly set forth in this Agreement, and except to the extent caused by Lender’s gross negligence, bad faith or willful misconduct, Lender shall have no liability to Pledgor with respect to the receipt and application by Lender of Distributions, the holding by Lender of any Pledged Collateral pursuant to and in accordance with this Agreement and the other Loan Documents, or Lender’s taking, or failure to take, any action (including the obtaining of insurance) with respect to any Pledged Collateral.
(d)    Pledgor hereby authorizes Lender in its absolute discretion, prior to the termination of this Agreement pursuant to Section 5 hereof, (i) to file any and all financing and continuation statements in any jurisdiction or jurisdictions that Lender deems appropriate (including, without limitation, all initial financing statements and continuation statements), naming Pledgor as debtor, with respect to any of the Pledged Collateral (including such as may be necessary to renew, extend and continue the perfection of the Security Interest of Lender) without consent of or authentication by Pledgor and consents to a photocopy or other reproduction of this Agreement or of a financing statement being sufficient as a financing statement; and (ii) to file UCC financing statements indicating that the collateral covered by such financing statements is “all assets in which Pledgor now or hereafter has rights.”
8.     Remedies. Upon the occurrence and during the continuance of an Event of Default, Lender, without demand of performance or other demand, advertisement or notice of any kind (except to the extent required by law, and except for notice of the time and place of public or private sale as specified below) to or upon Pledgor or any other Person (all and each of which demands, advertisements and/or notices is hereby expressly waived to the extent permitted by applicable law), may, without obligation to resort to other security, and in addition to and not in limitation of any and all other remedies reserved to Lender hereunder or at law or in equity, forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver said Pledged Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker’s board or at Lender’s offices or elsewhere upon such terms and conditions as it may reasonably deem advisable and at such prices as it may deem best with respect to its own interests, for cash or on credit or for future delivery without assumption of any credit risk, with the right to Lender upon any such sale or sales, public or private, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released to the extent permitted by law. Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right to proceed against the Pledged Collateral of Pledgor as it shall determine in its sole discretion. Lender shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Collateral may have been given. Lender may , without notice or publication (except to the extent required by law, and except for notice of the time and place of public or private sale as specified below), adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice (subject to the notice specified below of time and place of public or private sale, except to the extent required by law), be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold shall be retained by Lender until the sale price is paid by the purchaser or purchasers thereof, Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. To the extent permitted by law, Pledgor hereby waives all rights of marshaling the Pledged Collateral and any other security at any time held by Lender and any right of valuation or appraisal. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Pledged Collateral or in any way relating to the rights of Lender hereunder, including reasonable attorney’s fees and legal expenses, to the payment in whole or in part, of the Obligations together with interest thereon at the Default Rate under the Loan Agreement, and only after so applying such net proceeds and after the payment by Lender of any other amount required by any provision of law, including, without limitation, the UCC and any version of the Uniform Commercial Code in effect in any applicable jurisdiction, need Lender account for the surplus, if any, to Pledgor. Pledgor agrees that Lender need not give more than 20 days prior written notice of the time and place of any public sale or of the time and place if any private sale or other intended disposition is to take place and that such notice is commercially reasonable notification of such matters. No notification need be given to Pledgor if it has, after default, signed a statement renouncing or modifying any right to notification of sale or other intended disposition. Lender’s rights and remedies hereunder are cumulative, at law or in equity, with any and all of Lender’s other rights in connection with the Loan, and Lender may exercise any of such rights or remedies in any order. In addition to the rights and remedies granted to it in this Agreement and any other instrument securing, evidencing or relating to any of the Obligations, Lender shall have all the rights and remedies of a secured party under the UCC, as if such rights and remedies were fully set forth herein, and any rights and remedies of a secured party under any version of the Uniform Commercial Code in effect in any applicable jurisdiction in which such rights or remedies are sought to be enforced.
9.    Right to Become Member, Shareholder or Partner. (a) In addition to the remedies set forth in Section 8 hereof, upon the occurrence and during the continuance of an Event of Default, to the extent permitted by applicable law, Lender may, by delivering written notice to the applicable Pledged Entities and Pledgor, after having acquired the right, title and interest of Pledgor’s Equity Interests, succeed, or designate one or more nominees(s) to succeed, to all right, title and interest of Pledgor (including, without limitation, the right, if any, to vote on or take any action with respect to such Pledged Entities) as a member, shareholder or partner of such Pledged Entities, as applicable, relating to the Equity Interests acquired. Pledgor hereby irrevocably authorizes and directs each applicable Pledged Entity on receipt of any such notice (i) to deem and treat Lender or its nominee in all respects as a member, shareholder or partner, as applicable (and not merely an assignee of a member, shareholder or partner, as applicable), of such Pledged Entity entitled to exercise all the rights, powers and privileges (including the right to vote on or take any action with respect to any and all membership, shareholder or partnership matters, as applicable, pursuant to the Formation Agreement) to receive all Distributions, to be credited with the capital account and to have all other rights, powers and privileges appertaining to such membership, shareholder or partnership interests, as applicable, to which Pledgor would have been entitled had Pledgor’s membership, shareholder or partnership interests, as applicable, not been transferred to Lender or such nominee, (ii) to execute amendments to the Formation Agreement admitting Lender or such nominee as a member, shareholder or partner, as applicable, in place of Pledgor and (iii) to issue the membership, shareholder or partnership certificate(s), as applicable, in the name of Lender or its nominee, with respect to each of the Equity Interests represented by a certificate or certificates.
(b)    Notwithstanding anything to the contrary contained herein, upon acquisition of any portion of the Pledged Collateral by Lender or any other Person through foreclosure or assignment in lieu of foreclosure, Pledgor shall not be required to make additional contributions or other payments to the applicable Pledged Entity.
10.     Representations, Warranties and Covenants of Pledgor. Pledgor hereby represents and warrants to and covenants and agrees with Lender with respect to itself and the Pledged Collateral that, to its actual knowledge:
(a)     Pledgor is, and at all times will maintain its existence as, a limited liability company, corporation or limited partnership, as applicable, organized under the laws of the state of its formation or incorporation, has all requisite power and authority to execute, deliver and perform this Agreement and the Formation Agreement and to consummate the transactions contemplated hereby.
(b)     This Agreement has been duly authorized, executed and delivered by each Pledgor, is the legal, valid and binding obligation of each Pledgor, and is enforceable as to each Pledgor in accordance with its terms, subject, however, to bankruptcy, insolvency and other rights of creditors generally and to general principles of equity.
(c)     Intentionally omitted.
(d)     Intentionally omitted.
(e)     Pledgor owns 100% of the Pledged Collateral, and the Pledged Collateral is and shall remain, free and clear of any lien, mortgage, encumbrance, charge, pledge, security interest, or claim of any kind (including, without limitation, any unconditional sale or other title retention agreement) other than as created by this Agreement or as permitted by the Loan Agreement or the Mezzanine Loan.
(f)    Pledgor covenants and agrees to defend, at its sole cost and expense, Lender’s right, title and Security Interest in and to the Pledged Collateral and the proceeds thereof, created pursuant hereto, against the claims and demands of all Persons whomsoever.
(g)    Intentionally omitted.
(h)    Intentionally omitted.
(i)    Upon Lender’s filing of UCC financing statements adequately describing the Pledged Collateral in the appropriate offices in the jurisdictions of each Pledgor’s formation,

all steps necessary to create and perfect the security interest created by this Agreement as a valid and continuing first priority lien on, and first priority perfected (subject to filing of the financing statements referenced above) security interest in, the Pledged Collateral, in favor of Lender, prior to all other liens, security interests and other claims of any sort whatsoever, have been taken. No Pledgor has granted a security interest in any of the Pledged Collateral to any other party, and the security interest granted pursuant to this Agreement in the Pledged Collateral constitutes a valid, perfected first priority security interest in the Pledged Collateral, enforceable as such against all creditors of, and purchasers from, Pledgor, subject however, to applicable bankruptcy, insolvency and other rights of creditors generally and to the principles of equity.
(j)    No Pledgor will change its name, or use, adopt or discontinue the use of any trade name, fictitious name or other trade name or trade style without Lender’s consent, which consent shall not be unreasonably withheld, delayed or conditioned.
(k)    No Pledgor will change its name in any manner which could make any financing or continuation statement filed hereunder seriously misleading within the meaning of Section 9-507(c) of the UCC (or any other then-applicable provision of the UCC) unless Pledgor shall have given Lender at least 10 Business Days’ prior notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change, if it is impossible to take such action in advance) necessary or reasonably requested by Lender to amend such financing statement or continuation statement so that it is not seriously misleading.
(l)    Pledgor shall perform all of its obligations under the Formation Agreement and shall not amend the Formation Agreement in contravention of the Loan Agreement or in any manner that would reduce or impede Lender’s rights or remedies hereunder.
(m)    None of the Pledged Collateral is represented by a certificate or other instrument.
11.     Certain Covenants.
(a)    No Disposition. Each Pledgor agrees that, except to the extent permitted under the Loan Agreement, it will not directly or indirectly sell, assign, transfer, exchange, encumber or otherwise dispose of, or grant any option with respect to, all or any portion the Pledged Collateral, nor will it create, incur or permit to exist any security interest with respect to any of the Pledged Collateral or any proceeds thereof, except for the Security Interest provided for by this Agreement.
(b)    Delivery of Certificates and Instruments. No Pledgor shall at any time while the Loan is outstanding “opt in” to Article 8 of the UCC or issue certificates or instruments at any time representing or evidencing all or any portion of the Pledged Collateral. Lender shall have the right, at any time, after the occurrence and during the continuance of an Event of Default, to transfer to or to register in the name of Lender or its nominee any Pledged Collateral. If, at any time, Pledgor discovers that any of the Pledged Collateral is represented by a certificate or other instrument, Pledgor shall immediately notify Lender of the same and deliver such certificate or other instrument to Lender.

(c)    Other Units. Pledgor shall not permit the issuance of any units of membership interest, stock or partnership interest, as applicable, or other securities in addition to or in substitution for the Equity Interests.
12.     Other Partners, Shareholders and/or Members Shall Join. Every member, shareholder or partner, as applicable, hereinafter admitted to any Pledged Entity as a successor or additional member, shareholder or partner (to the extent permitted under the Loan Documents) shall at Lender’s request and as a condition thereto, join in this Agreement and agree to be bound by the terms and provisions hereof, pursuant to a written joinder and assumption agreement in form and substance reasonably satisfactory to Lender, and execute and deliver appropriate forms of assignment and other appropriate instruments indicating the Security Interest of Lender in the member’s Pledged Collateral. The failure of any new member, shareholder or partner, as applicable, to execute and deliver the same prior to or contemporaneously with its admission as a member, shareholder or partner in the applicable Pledged Entity, if such failure shall continue for 15 days after such request by Lender, shall constitute an Event of Default hereunder and under the terms and provisions of the Loan Documents.
13.    Foreclosure Sales of Securities.
(a)    No Obligation to Register. In exercising its remedies hereunder, Lender may be unable to sell Equity Interests publicly without registering them under the Securities Laws, which would likely be an expensive and time‑consuming undertaking and, in fact, one which might be impossible to accomplish even if Lender were willing to invest the necessary time and money. Even though Lender may be able to register Equity Interests under the Securities Laws, it may nonetheless regard such registration as too expensive or too time‑consuming (such determination to be made in Lender’s sole discretion). If Lender sells Equity Interests without registration, Lender may be required to sell them only in private sales to a restricted group of offerees and purchasers who fulfill certain suitability standards and who will be obliged to agree, among other things, to acquire the Equity Interests for their own account for investment and not with a view to distributing or reselling them. Pledgor acknowledges that, provided it receives 15 days advance written notice thereof, such a private sale may result in less favorable prices and other terms than a public sale. Pledgor agrees that a private sale, even under these restrictive conditions, will not be considered commercially unreasonable solely by virtue of the fact that Lender has not registered or sought to register the Equity Interests under the Securities Laws, even if Pledgor or Issuer agrees to pay all costs of the registration process.
(b)    Right of Lender to Purchase at No‑Action Public Sale. Pledgor is aware that Section 9‑610 of the UCC states that Lender is able to purchase the Equity Interests only if they are sold at a public sale. Pledgor is also aware that SEC staff personnel have, over a period of years, issued various No‑Action Letters that describe procedures which, in the view of the SEC staff, permit a foreclosure sale of securities to occur in a manner that is public for purposes of Part 6 of Article 9 of the UCC, yet not public for purposes of Section 4(2) of the Securities Act. Pledgor is also aware that Lender may wish to purchase the Equity Interests that are sold at a foreclosure sale, and Pledgor believes that such purchases would be appropriate in circumstances in which the Equity Interests are sold in conformity with the principles set forth in the No-Action Letters. Pledgor specifically agrees that a foreclosure sale conducted in conformity with the principles set forth in the No‑Action Letters for which notice requirements in Section 8 hereof have been satisfied (i) shall be considered to be a “public” sale for purposes of Section 9‑610 of the UCC; (ii) will not be considered commercially unreasonable solely by virtue of the fact that Lender has not registered or sought to register the Equity Interests under the Securities Laws, even if Pledgor agrees or the applicable Pledged Entity agrees to pay all costs of the registration process; and (iii) shall be considered to be commercially reasonable notwithstanding that Lender purchases Equity Interests at such a sale.
(c)    Intercreditor Agreement. Pledgor acknowledges that Lender may enter into one or more intercreditor or co-lender agreements in connection with the sale, Securitization, participation, syndication or other transfer of all or a portion of the Loan, which intercreditor or co-lender agreement may impose certain restrictions on Lender’s ability to foreclose under this Agreement, including that Lender shall have obtained a Rating Agency Confirmation prior to its commencement of any foreclosure under this Agreement unless (1) the proposed transferee meets certain financial requirements, (2) the Property will be managed by a property manager approved pursuant to the terms of the Loan Documents, and (3) a satisfactory non-consolidation opinion (or an update to the prior non-consolidation opinions delivered at the closing of the Loan).
(d)    General Standards Applicable to Foreclosure Sales. Pledgor agrees that Lender shall have no general duty or obligation to make any effort to obtain or pay any particular price for any Equity Interests sold by Lender pursuant to this Agreement (including sales made to Lender). Lender may, in its discretion, among other things, accept the first offer received, or decide to approach or not to approach any potential purchasers. Pledgor specifically agrees that a foreclosure sale conducted in conformity with this Section 13 will be considered commercially reasonable.
(e)    Further Assurances. Pledgor shall use all reasonable efforts to do or cause to be done all such other acts and things (except that Pledgor shall not be obligated to register any Equity Interests under the Securities Laws) as may be reasonably necessary to make any sale or sales of any of the Equity Interests valid and binding and in compliance with applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Pledgor’s expense.
(f)    Equitable Remedy. Pledgor agrees that a breach of any of the covenants contained in this Section 13 shall cause irreparable injury to Lender, and that Lender will have no adequate remedy at law in respect of such breach. As a consequence, Pledgor agrees that each and every covenant contained in this Section 13 shall be specifically enforceable against Pledgor.
(g)     Intentionally omitted.

14.     Reimbursement of Lender.
(a)     Pledgor shall indemnify, reimburse, defend and hold harmless Lender and its officers, directors, employees and agents (collectively, the “Indemnified Parties”) for, from and against any and all actual losses, liabilities, obligations, damages (excluding consequential damages), penalties, assessments, actions, or causes of action, judgments, suits, claims, demands, actual third party costs, expenses (including reasonable attorneys’ fees and legal expenses whether or not suit is brought and settlement costs) and disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Indemnified Parties, in any way relating to or arising out of the making, holding or enforcement of this Agreement by Lender to the extent resulting, directly or indirectly, from any claim made (whether or not in connection with any legal action, suit, or proceeding) by or on behalf of any Person other than Lender; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for its own fraud, bad faith gross negligence or willful misconduct. The provisions of, and undertakings and indemnification set forth in, this Section 14 shall survive the satisfaction and payment in full of the Obligations and termination of this Agreement. Any amounts which may become payable by Pledgor pursuant to the foregoing indemnity shall be added to Pledgor’s obligations hereunder and to the Obligations.
(b)     Pledgor hereby covenants and agrees to reimburse Lender promptly upon receipt of written notice from Lender for all reasonable costs and expenses payable to third parties incurred by Lender in connection with (A) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Pledgor or this Agreement (except to the extent resulting from Lender’s fraud, bad faith gross negligence or willful misconduct), and (B) enforcing any obligations of or collecting any payments due from Pledgor under this Agreement.
(c)    In no event shall Lender be liable to Pledgor for any matter in connection with this Agreement other than to account for moneys actually received by Lender in accordance with the terms hereof and any state of facts determined by a final nonappealable judgment of a court of competent jurisdiction to be caused by Lender’s bad faith, fraud, gross negligence or willful misconduct in connection therewith.
15.     No Waiver of Rights by Lender. Nothing herein shall be deemed (a) to be a waiver of any right which Lender may have under the Bankruptcy Code or the bankruptcy laws of any state to file a claim for the then outstanding amount of the Loan or to require that all of the Pledged Collateral shall continue to secure all of the Obligations; (b) to impair the validity of the Loan, the Loan Agreement, the Note, the other Loan Documents or any other document or instrument delivered to Lender in connection therewith; or (c) to impair the right of Lender to commence an action to foreclose any lien or security interest in connection with the exercise of its remedies hereunder. Nothing herein shall be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 111l(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the indebtedness of the Loan and other amounts due under this Agreement, the Loan Agreement, the Note, or the other Loan Documents or to require that all of the Pledged Collateral shall continue to secure the Obligations.

16.    Irrevocable Proxy. Solely with respect to Article 8 Matters, Pledgor hereby irrevocably grants and appoints Lender, from the date of this Agreement until the termination of this Agreement in accordance with its terms, as Pledgor’s true and lawful proxy, for and in Pledgor’s name, place and stead to vote, upon the occurrence and during the continuance of an Event of Default, the Equity Interests, whether directly or indirectly, beneficially or of record, now owned or hereafter acquired, with respect to such Article 8 Matters. The proxy granted and appointed in this Section 16 shall include the right to sign Pledgor’s name (as a member, shareholder or partner of the applicable Pledged Entities, as applicable) to any consent, certificate or other document relating to an Article 8 Matter and the Equity Interests that applicable law may permit or require, to cause the Equity Interest to be voted in accordance with the preceding sentence. Pledgor hereby represents and warrants that, to its actual knowledge, there are no other proxies and powers of attorney with respect to an Article 8 Matter and the Equity Interests that Pledgor may have granted or appointed. Pledgor will not give a subsequent proxy or power of attorney or enter into any other voting agreement with respect to the Equity Interests with respect to any Article 8 Matter and any attempt to do so with respect to an Article 8 Matter shall be void and of no effect. The proxies and powers granted by the Pledgor pursuant to this Agreement are coupled with an interest and are given to secure the performance of the Pledgor’s obligations.
17.    Miscellaneous.
(a)    Successors. Except as otherwise provided in this Agreement, whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party, provided that Pledgor may not assign its obligations hereunder except as may be provided in, and in accordance with, the Loan Agreement. All covenants and promises and agreements in this Agreement contained, by or on behalf of Pledgor, shall inure to the benefit of Lender and its successors and assigns.
(b)    Governing Law.
(1) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT THE UCC REQUIRES THE APPLICATION OF LAW OF ANOTHER JURISDICTION WITH RESPECT TO THE PERFECTION, PRIORITY OR SECURITY INTERESTS CREATED HEREBY.
(2)    ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST PLEDGOR OR LENDER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK. EACH OF PLEDGOR AND LENDER HEREBY (I) IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND

(II) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.
(c)    Modification, Waiver in Writing. This Agreement may not be amended or waived, nor shall any consent or approval of Lender be granted hereunder, unless such amendment, waiver, consent or approval is in writing signed by Lender and (in the case of amendments) Pledgor.
(d)    Notices. The provisions of Section 9.4 of the Loan Agreement are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
(e)    Trial by Jury. The provisions of Section 9.5 of the Loan Agreement (as it relates to the waiver of jury trial by Pledgor and Lender) are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
(f)    Principles of Construction. the “Rules of Construction” as set forth in subsection (b) of the “Definition” section of the Loan Agreement are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
(g)    Severability. The provisions of Section 9.8 of the Loan Agreement are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
(h)    Offsets, Counterclaims and Defenses. All payments made by Pledgor hereunder shall be made irrespective of, and without any deduction for, any setoffs or counterclaims. Pledgor waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Agreement or the Obligations.
(i)    No Joint Venture. The provisions of Section 9.12 of the Loan Agreement are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
(j)    Counterparts. The provisions of Section 9.15 of the Loan Agreement are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
(k)    No Third-Party Beneficiaries. This Agreement is solely for the benefit of Lender and Pledgor, and nothing contained in this Agreement shall be deemed to confer upon anyone other than Lender and Pledgor any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein.
(l)    Limitation on Liability of Pledgor; Exculpation. The provisions of Section 9.19(a) of the Loan Agreement are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
(m)    Right of Set-Off. The provisions of Section 9.20 of the Loan Agreement are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
(n)    Servicer. The provisions of Section 9.22 of the Loan Agreement are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
(o)    Prior Agreements. The provisions of Section 9.23 of the Loan Agreement are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
(p)    Further Assurances. Pledgor shall from time to time, at its expense, promptly execute and deliver (and/or cause to be executed and delivered) all further instruments and agreements, and take all further actions, that may be necessary or appropriate, or that Lender may reasonably request, in order to perfect or protect any assignment, pledge or security interest granted or purported to be granted hereby or to enable Lender to exercise or enforce its rights and remedies hereunder.
(q)    Limitation on Liability. Notwithstanding anything stated to the contrary in this Agreement, under no circumstances shall the members or partners (direct or indirect) in Pledgor have any liability for the payment or performance of Pledgor’s obligations hereunder.

[Signature appears on the following page]

IN WITNESS WHEREOF, Pledgor has executed and delivered this Pledge and Security Agreement as of the date first above written.

PLEDGOR:
KBS ACQUISITION SUB-OWNER 1, LLC,
a Delaware limited liability company

By:	KBS ACQUISITION SUB, LLC,
a Delaware limited liability company,
its sole member

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

MORTGAGE PLEDGE AGREEMENT

Schedule 1
I.    LLC Pledged Entities

Pledgor	Pledged Entity	State of Formation	Pledged Equity
KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 12, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 15, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 19, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 34, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 35, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 37, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 41, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 43, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 49, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 51, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 52, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 56, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 59, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 62, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 67, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 71, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 73, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Properties No. 9, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Partners No. 203, LLC	New Jersey	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Partners No. 213, LLC	New Jersey	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 927, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 5000B, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3300, LLC	Delaware	100% LLC Interest

KBS Acquisition Sub-Owner 1, LLC	First States Investors 107, LLC	Arkansas	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 147, LLC	Iowa	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 2017, LLC	Florida	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3091, LLC	Georgia	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3601, LLC	Florida	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 4043, LLC	Georgia	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 105, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 117, LLC	Florida	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 118, LLC	Florida	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 154, LLC	New Jersey	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 157, LLC	New Jersey	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 2110, LLC	Virginia	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 2208, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 2550A, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3014, LLC	Georgia	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3034, LLC	South Carolina	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3035, LLC	South Carolina	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3043, LLC	South Carolina	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3061, LLC	New Jersey	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3067, LLC	Virginia	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3076, LLC	Georgia	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3077, LLC	Georgia	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3086, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3087, LLC	Virginia	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3089, LLC	Virginia	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3090, LLC	Florida	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3093, LLC	Virginia	100% LLC Interest

KBS Acquisition Sub-Owner 1, LLC	First States Investors 3098, LLC	Virginia	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3099, LLC	Virginia	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3103, LLC	Georgia	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3108, LLC	New Jersey	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3114, LLC	Tennessee	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3151, LLC	Florida	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3632, LLC	Florida	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3642, LLC	New Jersey	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 40, LLC	Missouri	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 4000C, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 4044, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 4048, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 4055, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 4062, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 4067, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 4085, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 4150, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 4413, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 4499, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 4500, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 922, LLC	Illinois	100% LLC Interest

II.    LP Pledged Entities

KBS Acquisition Sub-Owner 1, LLC	First States Partners No. 201, L.P.	Pennsylvania	99% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Partners No. 216, L.P.	Pennsylvania	99% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Partners No. 236, L.P.	Pennsylvania	99% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors GS Pool B, L.P.	Delaware	99.99% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors GS Pool C, L.P.	Delaware	99.99% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors GS Pool A, L.P.	Delaware	99.99% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 923, L.P.	Delaware	99.5% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 4100B, L.P.	Delaware	99.5% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 2100, L.P.	North Carolina	99.5% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 2102 L.P.	North Carolina	99.5% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 2103, L.P.	North Carolina	99.5% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 2104, L.P.	North Carolina	99.5% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 2105, L.P.	North Carolina	99.5% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 2106, L.P.	North Carolina	99.5% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 2107, L.P.	North Carolina	99.5% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 2108, L.P.	North Carolina	99.5% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 230, L.P.	North Carolina	99% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3004, Limited Partnership	Florida	99% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3022, L.P.	North Carolina	99% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3024, L.P.	North Carolina	99% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3028, L.P.	North Carolina	99% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3033, L.P.	North Carolina	99% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3081, L.P.	North Carolina	99% LP Interest

KBS Acquisition Sub-Owner 1, LLC	First States Investors 3179, Limited Partnership	Delaware	99.5% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3187, Limited Partnership	Delaware	99.5% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3195, L.P.	Texas	99% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3647, L.P.	Pennsylvania	99.5% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 77, Limited Partnership	Florida	99% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 926, L.P.	Delaware	99.5% LP Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors Branch One, L.P.	Delaware	99.5% LP Interest

III.    GP Pledged Entities

KBS Acquisition Sub-Owner 1, LLC	First States Realty Corp., LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Partners No. 201, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Partners No. 216, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Partners No. 236, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors GS Pool B GP, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors GS Pool C GP, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors GS Pool A GP, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 923 GP, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 4100B GP, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 2100 GP, LLC	North Carolina	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 2102 GP, LLC	North Carolina	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 2103 GP, LLC	North Carolina	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 2104 GP, LLC	North Carolina	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 2105 GP, LLC	North Carolina	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 2106 GP, LLC	North Carolina	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 2107 GP, LLC	North Carolina	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 2108 GP, LLC	North Carolina	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 230 GP, LLC	North Carolina	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3004, LLC	Florida	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3022 GP, LLC	North Carolina	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3024 GP, LLC	North Carolina	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3028 GP, LLC	North Carolina	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3033 GP, LLC	North Carolina	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3081 GP, LLC	North Carolina	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3179 GP, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3187 GP, LLC	Delaware	100% LLC Interest

KBS Acquisition Sub-Owner 1, LLC	First States Investors 3195 GP, LLC	Texas	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 3647 GP, LLC	Pennsylvania	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 926 GP, LLC	Delaware	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors 77, LLC	Florida	100% LLC Interest
KBS Acquisition Sub-Owner 1, LLC	First States Investors Branch One GP, LLC	Delaware	100% LLC Interest

Exhibit A
CONSENT OF PLEDGED ENTITY
CONSENT (“Consent”), dated as of August [__], 2011, made by each of the Persons identified on Schedule A hereto as “Pledged Entity” (“Pledged Entity”).
Reference is made to that certain Pledge and Security Agreement (the “Pledge Agreement”) of even date herewith made by the Persons identified as “Pledgor” on Schedule A hereto (collectively, “Pledgor”), in favor of GOLDMAN SACHS COMMERCIAL MORTGAGE CAPITAL, L.P., a Delaware limited partnership (“GSCMC”), CITICORP NORTH AMERICA, INC., a New York corporation (“Citigroup”), and KBS ACQUISITION SUB, LLC, a Delaware limited liability company (“KBS Lender”, and together with GSCMC, Citigroup and their respective successors and assigns, collectively, “Lender”), as pledgee. Each Pledged Entity hereby acknowledges the receipt of a copy of the Pledge Agreement and acknowledges that Each Pledgor is bound thereby. For the purposes of this Consent, all capitalized terms not herein defined shall have the respective meanings ascribed thereto in the Pledge Agreement.
Each Pledged Entity hereby consents to the Pledge Agreement and agrees to comply with the terms and provisions thereof applicable to it. Without limiting the foregoing, during the Existence of an Event of Default, each Pledged Entity agrees to pay any and all Distributions directly to Lender in accordance with, and to the extent provided in, the terms and provisions of Section 3 of the Pledge Agreement. Until the Obligations are paid in full, each Pledged Entity agrees to (i) comply with the instructions of Lender in connection with the exercise of Lender’s rights and remedies as set forth in the Pledge Agreement, without any further consent from any Pledgor or any other Person in respect of the Pledged Collateral, and (ii) to disregard any request made by any Pledgor or any other person which contravenes such instructions of Lender in respect of the Pledged Collateral.
This Consent shall be governed by the laws of the State of New York. All notices required to be given hereunder shall be delivered as set forth in the Pledge Agreement.
[Signatures appear on the following page]

IN WITNESS WHEREOF, Pledged Entity has executed this Consent as of the date first set forth above.

ISSUER:
The entities listed on Schedule A to this signature page By: ___________________________ Name: Title:

Pledge Agreement (Consent)

SCHEDULE A

Pledgors	Pledged Entity	Pledged Equity

[________]	[________]	[________]
[________]	[________]	[________]

Pledge Agreement (Consent)

IN WITNESS WHEREOF, Pledgor has executed and delivered this Pledge and Security Agreement as of the date first above written.

PLEDGOR:
KBS ACQUISITION SUB-OWNER 1, LLC,
a Delaware limited liability company

By:	KBS ACQUISITION SUB, LLC,
a Delaware limited liability company,
its sole member

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

MORTGAGE PLEDGE AGREEMENT